UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2005

CENTERGISTIC SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

California	000-51433	95-2873122
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2045 West Orangewood Avenue
Orange, CA 92868-1944
(Address of principal executive office)

(714) 935-9000
(Registrant's telephone number, including area code)

________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 18, 2006, the Company received a notice of allowance from the United States Patent and Trademark Office for the following application. Assignment was recorded and issue fees paid for U.S. Patent Application No.: 10/723,754. The patent is entitled “Method and System for Managing Real Time Data”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERGISTIC SOLUTIONS, INC.

Date: September 19, 2006	By:	/s/ David M. Cunningham
David M. Cunningham,
Chief Financial Officer